Debt	6 Months Ended
Jun. 30, 2012
Debt [Abstract]
Debt
(8)	Debt

(a) Revolver

On August 30, 2010, the Company entered into a Commercial Credit Agreement, or Revolver, with UB, to borrow an aggregate principal amount of up to $15.0 million. In November 2011, the Company entered into an amendment to the Revolver with UB to increase the aggregate principal amount to $50.0 million. The proceeds from this facility are primarily used to fund permitted acquisitions. The Company borrowed $2.9 million during 2010 and $12.1 million during 2011, and had $35 million available under the Revolver as of December 31, 2011. The Company borrowed $29.6 million during the unaudited three months ended March 31, 2012 and had UB issue a letter of credit for $5.4 million related to a potential payment in 2012 for the TC acquisition. All of the Company’s obligations under the credit facility are secured by substantially all of its property. All of the Company’s existing and future subsidiaries are required to guaranty its obligations under the credit facility, other than certain non-material subsidiaries. Such guarantees by existing and future subsidiaries are and will be secured by substantially all of the property of such subsidiaries.

The interest rate for each draw for the Revolver is based on the London Interbank Offered Rate, or LIBOR, plus three percent. The interest rate at December 31, 2011 ranged from 3.42% to 3.54% and at June 30, 2012 ranged from 3.47% to 3.79% (unaudited). LIBOR loans may be prepaid, in whole or in part, upon five business days’ notice to the lender and payment of a prepayment fee to the lender. Such prepayment fee is calculated as the present value of the difference between the return that the lender could obtain if it used the amount of such prepayment of principal to purchase regularly quoted securities issued by the United States at bid price, minus the return the lender would have received had the prepayment not been made. The Revolver has financial covenants including quick ratio, monthly minimum 3-month EBITDA coverage, and a quarterly cash flow coverage ratio. The Revolver also contains a covenant to provide audited financial statements within 90 days after each year end. To maintain availability of funds under the Revolver, the Company pays a commitment fee on the unused portion of the Revolver. The commitment fee is equal to one quarter of one percent (0.25%) per annum and is recorded as interest expense.

As of June 30, 2012, any obligations outstanding under the Revolver were due and payable on October 31, 2012. In September 2012, the Company entered into an amendment to extend the due date to October 31, 2013. See Note 16 for further detail on the amendment to extend the maturity date.

(b) Convertible Debt

On December 28, 2009, the Company entered into certain convertible note agreements, or Investor Notes, with several existing Preferred Stockholders for which it received proceeds of $20 million. The Investor Notes were automatically convertible into Series E Preferred Stock at the earlier of (a) the next qualified financing or (b) April 2010. The April 2010 conversion date could be extended by agreement of the Company and the noteholders. The Investor Notes bore interest at 10% per annum and were repayable on January 2, 2011.

In connection with the issuance of the Investor Notes, the same Preferred Stockholders received warrants to purchase shares of Series E Preferred Stock (see Note 9). The Investor Warrants were valued at $9.2 million, which was recorded as a discount to the Investor Notes. In addition, the Investor Notes contained a beneficial conversion feature in the amount of $10.8 million, which was also recorded as a discount to the Investor Notes resulting in the carrying value of the Investor Notes initially being zero. Both discounts were then charged to interest expense through the contractual maturity date of January 2011.

No qualified financing occurred in 2010 and the automatic conversion date was extended through July 31, 2010. On July 31, 2010, the Investor Notes (including accrued interest of approximately $1.2 million) were converted into 5,294,514 shares of Series E Preferred Stock and the Investor Warrants became exercisable to purchase shares of Series E-1 Preferred Stock (see Note 9). At the time of conversion, there remained an amount of approximately $8.4 million of unamortized debt discount. This amount was recorded as incremental interest expense upon conversion. As a result, there are no incremental charges to interest expense related to these Investor Notes after July 31, 2010.

These amounts are included within interest expense in the accompanying consolidated statement of operations as follows (in thousands):

	Year Ended December 31,
	2009	2010	2011
Noncash interest expense	$16	$1,162	$—
Beneficial conversion feature	30	10,770	—
Warrant-related discount	25	9,175	—

	$71	$21,107	$—